1 Legacy NCR Q3 2023 EARNINGS November 9, 2023

2 FORWARD-LOOKING STATEMENTS. NCR Voyix Corporation (“NCR Voyix” or the “Company”), cautions that comments made during this presentation and in these materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “target,” “anticipate,” “outlook,” “guidance,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions, or circumstances. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to the Company’s plans, targets, goals, intentions, strategies, prospects, or financial outlook, including modeling considerations, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward- looking statements in these materials include, without limitation, statements regarding the future commercial or financial performance of the Company following the spin-off of NCR Atleos, the expected financial performance and growth rates of the Company and its three reporting segments for 2023 and statements regarding the expected timing to file our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. Forward-looking statements are based on our current beliefs, expectations, and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of the Company’s control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that NCR Voyix will be able to realize any of the potential strategic benefits or opportunities as a result of the spin-off of NCR Atleos. Neither can there be any guarantee that stockholders will achieve any particular level of stockholder returns. Nor can there be any guarantee that following the separation, NCR Voyix and NCR Atleos will be able to realize any of the potential strategic benefits, synergies or opportunities or that the separation will enhance value for stockholders, or that NCR Voyix will be commercially successful in the future or achieve any particular credit rating or financial results. Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K filed on February 27, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K. These materials are dated November 9, 2023, and the Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. NOTES TO INVESTORS Legacy NCR

3 NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non- GAAP" measures, including: selected measures, such as period-over-period revenue growth; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); adjusted EBITDA; adjusted EBITDA growth; and measurements in constant currency. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of the Company's website at www.ncrvoyix.com. Descriptions of many of these non-GAAP measures are also included in the Company's SEC reports. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, interchange and network revenue, Bitcoin-related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. (ii) the term "annual recurring revenue" or "ARR" is recurring revenue, excluding software license sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. (iii) the term "CC" means constant currency. NOTES TO INVESTORS Legacy NCR

4 SEGMENTS INFORMATION. Prior to the October 16, 2023 spin-off, and during the fiscal quarter ended September 30, 2023, the Company managed its reports and its operations in the following segments: Retail, Hospitality, Digital Banking, Payments & Network, and Self-Service Banking. Corporate and Other includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment along with any immaterial operating segment(s). Eliminations include revenues from contracts with customer and the related costs that are reported in the Payments & Network segment as well as in the Retail or Hospitality segments, including merchant acquiring services that are monetized via payments. Concurrently with the spin-off on October 16, 2023, the Company made a number of changes to its organizational structure and management system, including the Company’s reportable segments. Following the spin-off, the Company will manage its reports and operations using three reportable segments – Retail, Restaurant, and Digital Banking. These changes will impact the Company’s reportable segments beginning in the fourth quarter of 2023. PRELIMINARY UNAUDITED RESULTS AND 10-Q EXTENSION. Due to the finalization of certain accounting items relating to the spin-off of NCR Atleos that was completed on October 16, 2023, NCR Voyix will file an extension for the filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, which will align the timeline for filing its Form 10-Q to the anticipated timing for NCR Atleos’ Form 10-Q for the same period. The separation accounting work being finalized relates to items included in the consolidated balance sheet and consolidated statement of cash flows. As of the date hereof, the Company is announcing preliminary results for the third quarter, which are based on currently available information and are subject to revision as the Company completes its internal review. The Company’s independent registered public accounting firm has not finalized its review of these preliminary financial results. Accordingly, the earnings press release accompanying this presentation is not a comprehensive statement of the Company’s financial results for the third quarter ended September 30, 2023, and excludes the consolidated balance sheet and consolidated statement of cash flows. Actual results may differ from these preliminary financial results and other financial information due to the completion of the Company’s quarterly internal procedures, final adjustments and other developments that may arise between now and the time the results are finalized. Further disclosure will be included on Form 12b-25 to be filed with the Securities and Exchange Commission. NCR Voyix expects to file its Form 10-Q for the quarterly period ended September 30, 2023 by November 14, 2023. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS Legacy NCR

5 Adjusted EBITDA up 6% y/y as reported and up 5% CC Non-GAAP diluted EPS down 1% y/y as reported and down 4% CC; FX impact $0.03 Total Revenue/Recurring Adjusted EBITDA Non-GAAP Diluted EPS Revenue up 2% y/y CC and as reported; Recurring revenue up 7% y/y as reported and up 7% CC Q3 2023 FINANCIAL RESULTS Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $1,100 $2,200 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $190 $380 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0.00 $0.50 $1.00 $ in millions, except for EPS $1,972 $380 $1,986 $389 $0.96 $0.94 $2,017 $404 $0.95 $1,222 $1,262 $1,305 Legacy NCR

6 $ in millions RETAIL Revenue Adjusted EBITDA Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $325 $650 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $70 $140$575 $576 $128 $123$568 $132 (1)% CC(2)% CC Legacy NCR

7 $ in millions, except site counts HOSPITALITY(1) Revenue Adjusted EBITDA Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $125 $250 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $25 $50 $238 $235 $51 $60$238 $59 16% CC 0% CC (1) Beginning in Q4 2023, the Company will begin reporting its "Hospitality" segment as "Restaurant." Legacy NCR

8 $ in millions DIGITAL BANKING Revenue Adjusted EBITDA Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $70 $140 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $30 $60 $137 $140 $53 $60$147 $58 (3)% CC7% CC Legacy NCR

9 $ in millions Combined Segments: NCR Voyix(1) Total Revenue/Recurring Adjusted EBITDA Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $400 $800 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $80 $160 $240$950 $951 $236$239$953 $249 Retail, Hospitality, Digital Banking —% CC 2% CC (1) This combined segment information is provided for illustrative purposes only and does not represent what NCR Voyix's or NCR Atleos financial position and results of operations actually would have been had they operated as independent companies. The combined segment information is the sum of the segments as reported. The revenue and Adjusted EBITDA of corporate and other immaterial operating segments are not included in this presentation. Refer to the slides "Notes to Investors" for additional information on this presentation of combined segments. $537$525$503 Legacy NCR

10 $ in millions PAYMENTS & NETWORK Revenue Adjusted EBITDA Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $175 $350 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $65 $130$336 $333 $99 $114 $357 $120 5% CC 5% CC Legacy NCR

11 $ in millions, except units and percentages SELF-SERVICE BANKING Revenue Adjusted EBITDA Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $400 $800 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $80 $160 $640 $661 $169 $150 $666 $169 11% CC 4% CC Legacy NCR

12 $ in millions Combined Segments: NCR Atleos(1) Total Revenue/Recurring Adjusted EBITDA Payments & Network, Self-Service Banking, less Eliminations Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $400 $800 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $0 $80 $160 $240 $964 $981 $1,011 $231 $259 $280 5% CC 10% CC (1) This combined segment information is provided for illustrative purposes only and does not represent what NCR Voyix’s or NCR Atleos financial position and results of operations actually would have been had they operated as independent companies. The combined segment information is the sum of the segments as reported. The revenue and Adjusted EBITDA of corporate and other immaterial operating segments are not included in this presentation. Refer to the slides "Notes to Investors" for additional information on this presentation of combined segments. $729$700$678 Legacy NCR

13 SUPPLEMENTARY MATERIALS Legacy NCR

14 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. There can be no assurance that either NCR (RemainCo) or NCR ATMCo (SpinCo) will utilize the non-GAAP metrics herein, that they will not use different metrics, or that they will define such metrics differently than as presented herein. Non-GAAP Diluted Earnings Per Share (EPS), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Operating Expenses (non-GAAP), Operating Income (non-GAAP), Operating Margin Rate (non-GAAP), Interest and Other (Expense) (non-GAAP), Income Tax Expense (non-GAAP), Effective Income Tax Rate (non-GAAP), and Net Income from Continuing Operations Attributable to NCR (non-GAAP). NCR’s non-GAAP diluted EPS, gross margin (non- GAAP), gross margin rate (non-GAAP), operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), interest and other (expense) (non-GAAP), income tax expense (non-GAAP), effective income tax rate (non-GAAP), and net income from continuing operations attributable to NCR (non-GAAP) are determined by excluding, as applicable, pension mark-to-market adjustments, as well as other special items, including amortization of acquisition related intangibles, stock-based compensation expense, separation-related costs, cyber ransomware incident recovery costs, and transformation and restructuring activities, from NCR’s GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, interest and other income (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to NCR, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Prior to 2023, our calculations of these non-GAAP measures did not exclude stock-based compensation expense. We believe that it is useful to exclude stock-based compensation expense, which is a non-cash expense, in order to better understand the long-term performance of our core business and to facilitate comparison of our results to those of peer companies over multiple periods. All periods presented have been recast to reflect this new definition. NON-GAAP MEASURES Legacy NCR

15 Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). The Company determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus stock-based compensation expense; plus other income (expense); plus pension mark-to-market adjustments and other special items, including amortization of acquisition related intangibles, separation-related costs, cyber ransomware incident recovery costs, and transformation and restructuring charges (which includes integration, severance and other exit and disposal costs), among others. The Company uses Adjusted EBITDA to manage and measure the performance of its business segments. The Company also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. The Company believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. Special Item Related to Russia The war in Eastern Europe and related sanctions imposed on Russia and related actors by the United States and other jurisdictions required us to commence the orderly wind down of our operations in Russia in the first quarter of 2022. As of September 30, 2023, we have ceased operations in Russia and are in process of dissolving our only subsidiary in Russia. As a result, for the three and nine months ended September 30, 2022, our non-GAAP presentation of the measures described above exclude the immaterial impact of our operating results in Russia, as well as the impact of impairments taken to write down the carrying value of assets and liabilities, severance charges, and the assessment of collectability on revenue recognition. No charges have been recognized for the three and nine months ended September 30, 2023. We consider this to be a non-recurring special item and management has reviewed the results of its business segments excluding these impacts. NON-GAAP MEASURES Legacy NCR

16 Constant currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without this result may contribute to an understanding of the Company's period-over-period operating performance and provides additional insight into historical and/or future performance, which may be helpful for investors. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. NON-GAAP MEASURES Legacy NCR

17 Q3 2023 Q2 2023 Q3 2022 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ (124) $ 20 $ 69 Pension Mark-to-Market Adjustments 19 — — Transformation & Restructuring Costs 8 (1) 17 Acquisition-Related Amortization of Intangibles 43 43 44 Acquisition-Related Costs — 1 1 Separation Costs 76 52 — Gain on terminated interest rate derivative agreements (85) — — Interest Expense 85 91 74 Interest Income (5) (3) (3) Depreciation and Amortization 109 109 107 Income Taxes 236 30 43 Stock-Based Compensation Expense 30 36 28 Cyber ransomware incident recovery costs 12 11 — Adjusted EBITDA (non-GAAP) $ 404 $ 389 $ 380 GAAP TO NON-GAAP RECONCILIATION $ in millions Legacy NCR

18 Q3 2023 Q2 2023 Q3 2022 Retail $ 132 $ 123 $ 128 Hospitality 59 60 51 Digital Banking 58 53 60 Payments & Network 120 99 114 Self-Service Banking 169 169 150 Eliminations (9) (9) (11) Corporate and Other (125) (106) (112) Adjusted EBITDA $ 404 $ 389 $ 380 ADJUSTED EBITDA BY SEGMENT $ in millions Legacy NCR

Legacy NCR

GAAP TO NON-GAAP RECONCILIATION

Q3 2023

$ in millions, except per share amounts

	Q3 2023 GAAP	Transformation Costs	Stock-based Compensation	Acquisition-related amortization of intangibles	Separation Costs	Gain on terminated interest rate derivatives	Cyber ransomware incident recovery costs	Pension Mark-to-Market Adjustments	Q3 2023 non-GAAP
Product revenue	**$560**	$—	$—	$—	$—	$—	$—	**$—**	**$560**
Service revenue	**1,457**	—	—	—	—	—	—	**—**	**1,457**
Total revenue	**2,017**	**—**	**—**	**—**	**—**	**—**	**—**	**—**	**2,017**
Cost of products	**465**	—	(1)	(2)	—	—	—	**—**	**462**
Cost of services	**925**	(1)	(2)	(25)	(1)	85	(2)	**—**	**979**
Gross margin	**627**	**1**	**3**	**27**	**1**	**(85)**	**2**	**—**	**576**
Gross margin rate	***31.1%***	*0.1%*	*0.1%*	*1.3%*	*—%*	*(4.2)%*	*0.2%*	***—%***	***28.6%***
Selling, general and administrative expenses	**331**	(4)	(24)	(16)	(68)	—	(9)	**—**	**210**
Research and development expenses	**54**	—	(3)	—	—	—	(1)	**—**	**50**
Total operating expenses	**385**	(4)	(27)	(16)	(68)	—	(10)	**—**	**260**
Total operating expense as a % of revenue	***19.1%***	*(0.2)%*	*(1.3)%*	*(0.8)%*	*(3.4)%*	*—%*	*(0.5)%*	***—%***	***12.9%***
Income from operations	**242**	**5**	**30**	**43**	**69**	**(85)**	**12**	**—**	**316**
Income from operations as a % of revenue	***12.0%***	*0.2%*	*1.5%*	*2.1%*	*3.4%*	*(4.2)%*	*0.7%*	***—%***	***15.7%***
Interest and Other (expense) income, net	**(129)**	3	—	—	7	(18)	—	**19**	**(118)**
Income from continuing operations before income taxes	**113**	8	30	43	76	(103)	12	**19**	**198**
Income tax (benefit) expense	**236**	—	2	3	(177)	(18)	2	**4**	**52**
Effective income tax rate	***208.8%***								***26.3%***
Income (loss) from continuing operations	**(123)**	8	28	40	253	(85)	10	**15**	**146**
Net income (loss) attributable to noncontrolling interests	**1**	—	—	—	—	—	—	**—**	**1**
Income (loss) from continuing operations (attributable to NCR)	**$(124)**	**$8**	**$28**	**$40**	**$253**	**($85)**	**$10**	**$15**	**$145**
Diluted earnings per share	**$(0.91)**	**$0.05**	**$0.18**	**$0.26**	**$1.65**	**($0.56)**	**$0.07**	**$0.10**	**$0.95**
Diluted shares outstanding	**140.9**								**153.0**

19

20 Q3 2023 QTD Q3 2023 QTD non- GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) $(124) $145 Dividends on convertible preferred shares $(4) $— Income (loss) from continuing operations attributable to NCR common stockholders $(128) $145 Weighted average outstanding shares: Weighted average diluted shares outstanding 140.9 143.8 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 140.9 153.0 Diluted earnings per share from continuing operations (1) $(0.91) $0.95 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts Q3 2023 Legacy NCR

21 Q3 2022 QTD GAAP Transformation Costs Stock-based Compensation Costs Acquisition- related amortization of intangibles Acquisition- related costs Russia Q3 2022 QTD non-GAAP Product revenue $590 $— $— $— $— $— $590 Service revenue 1,382 — — — — — 1,382 Total revenue 1,972 — — — — — 1,972 Cost of products 524 (5) (2) (1) — — 516 Cost of services 957 (3) (2) (26) — — 926 Gross margin 491 8 4 27 — — 530 Gross margin rate 24.9% 0.4% 0.2% 1.4% —% —% 26.9% Selling, general and administrative expenses 264 (8) (22) (17) (1) — 216 Research and development expenses 40 (1) (2) — — — 37 Total operating expenses 304 (9) (24) (17) (1) — 253 Total operating expense as a % of revenue 15.4% (0.5)% (1.2)% (0.9)% (0.1)% —% 12.8% Income from operations 187 17 28 44 1 — 277 Income from operations as a % of revenue 9.5% 0.9% 1.4% 2.2% 0.1% —% 14.0% Interest and Other (expense) income, net (75) — — — — — (75) Income from continuing operations before income taxes 112 17 28 44 1 — 202 Income tax (benefit) expense 43 1 4 10 — — 58 Effective income tax rate 38.4% 29% Income from continuing operations 69 16 24 34 1 — 144 Net income (loss) attributable to noncontrolling interests — — — — — — Income from continuing operations (attributable to NCR) $69 $16 $24 $34 $1 $— $144 35000000 38000000 24 31000000 2000000 0Diluted earnings per share $0.46 $0.25 $0.16 $0.23 $0.01 $— $0.96 Diluted shares outstanding 140.3 149.5 GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts Q3 2022 Legacy NCR

22 Q3 2022 QTD GAAP Q3 2022 QTD non- GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $69 $144 Dividends on convertible preferred shares $(4) Income from continuing operations attributable to NCR common stockholders $65 $144 Weighted average outstanding shares: Weighted average diluted shares outstanding 140.3 140.3 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 140.3 149.5 Diluted earnings per share (1) $0.46 $0.96 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stakeholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts Q3 2022 Legacy NCR

23 REVENUE Q3 2023 Q2 2023 Q3 2022 Retail $568 $576 $575 Hospitality 238 235 238 Digital Banking 147 140 137 Subtotal $953 $951 $950 Payments & Network $357 $333 $336 Self-Service Banking 666 661 640 Eliminations(1) (12) (13) (12) Subtotal $1,011 $981 $964 Other 53 54 58 Total NCR $2,017 $1,986 $1,972 RECONCILIATION OF COMBINED SEGMENTS (1) Eliminations include revenues from contracts with customers and the related costs that are reported in the Payments & Network segment as well as in the Retail or Hospitality segments, including merchant acquiring services that are monetized via payments. Legacy NCR

24 RECURRING REVENUE Q3 2023 Q2 2023 Q3 2022 Retail $265 $262 $257 Hospitality 140 138 125 Digital Banking 132 125 121 Subtotal $537 $525 $503 Payments & Network $354 $332 $333 Self-Service Banking 388 381 357 Eliminations(1) (13) (13) (12) Subtotal $729 $700 $678 Other 39 37 41 Total NCR $1,305 $1,262 $1,222 RECONCILIATION OF COMBINED SEGMENTS (1) Eliminations include revenues from contracts with customers and the related costs that are reported in the Payments & Network segment as well as in the Retail or Hospitality segments, including merchant acquiring services that are monetized via payments. Legacy NCR

25 ADJUSTED EBITDA Q3 2023 Q2 2023 Q3 2022 Retail $132 $123 $128 Hospitality 59 60 51 Digital Banking 58 53 60 Subtotal $249 $236 $239 Payments & Network $120 $99 $114 Self-Service Banking 169 169 150 Eliminations(1) (9) (9) (11) Subtotal $280 $259 $253 Corporate & Other(2) (125) (106) (112) Total NCR $404 $389 $380 RECONCILIATION OF COMBINED SEGMENTS (1) Eliminations include revenues from contracts with customers and the related costs that are reported in the Payments & Network segment as well as in the Retail or Hospitality segments, including merchant acquiring services that are monetized via payments. (2) Corporate and Other includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment along with any immaterial operating segment(s). Legacy NCR

26 Q3 2023 - REVENUE Revenue Growth % (GAAP) Favorable (Unfavorable) FX Impact Revenue Growth % Constant Currency (non-GAAP) Retail (1) % 1% (2) % Hospitality — % — % — % Digital Banking 7% — % 7 % SUBTOTAL — % — % — % Payments & Network 6% 1% 5 % Self-Service Banking 4% — % 4 % Eliminations — % — % — % SUBTOTAL 5% — % 5 % Other (9) % — % (9) % Total Revenue 2% — % 2 % RECONCILIATION OF CONSTANT CURRENCY Legacy NCR

27 Q3 2023 - Adjusted EBITDA Adjusted EBITDA Growth % Favorable (Unfavorable) FX Impact Adjusted EBITDA Growth % Constant Currency (non-GAAP) Retail 3% 4% (1) % Hospitality 16% — % 16 % Digital Banking (3) % — % (3) % SUBTOTAL 4% 2% 2 % Payments & Network 5% — % 5 % Self-Service Banking 13% 2% 11 % Eliminations (18) % — % (18) % SUBTOTAL 11% 1% 10 % Corporate and Other 12% 6% 6 % Adjusted EBITDA 6% 1% 5 % RECONCILIATION OF CONSTANT CURRENCY Legacy NCR